Exhibit 99.1
Investor Presentation May 2024

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID-19 pandemic and its impact on our business or the economy; the impact of general macroeconomic conditions including foreign currency fluctuations; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 and 2023 for procedures utilizing the Company’s iStent family of products and its impact on our U.S. combo-cataract glaucoma revenue; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by government or third-party payors for procedures using the iStent®, the iStent inject® W, iAccess, iPRIME, iStent infinite, iDose® TR, our corneal cross-linking products or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future technologies (including MIGS technologies); our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation; and our ability to service our indebtedness. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which was filed with the SEC on May 3, 2024. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. © 2024 Glaukos Corporation 2

The iDose® TR Journey © 2024 Glaukos Corporation 3 of research and development to bring iDose TR from ideation to commercialization 15+ YEARS $600+ MILLION invested in R&D since 2018 to advance iDose TR and other innovations, representing 30%+ of revenues 1150 SUBJECTS studied in Phase 3 FDA iDose TR clinical trials that met both CDRH and CDER requirements 134K SQ FEET build-out of iDose TR manufacturing facilities that meet appropriate regulatory, CMC and ISO 7 guidelines 100K+ PAGES in NDA submission to CDRH and CDER for FDA approval of iDose TR Nearly two decades of investment and commitment

Revolutionary, micro-invasive, injectable treatment for the full range of glaucoma disease severity First-ever long-duration procedural pharmaceutical designed to deliver up to 3 years of glaucoma drug therapy © 2024 Glaukos Corporation 4 iDose TR is FDA-approved Our pioneering journey is just beginning

iDose TR: Groundbreaking Glaucoma Advancement

GLAUKOS
TRANSFORMING VISION

Designed to provide <u>24/7, continuous, long-duration</u> drug therapy to address ubiquitous patient non-compliance with topical medications



<0.5mm
1.8mm

iDose TR

INDICATIONS AND USAGE

iDose TR is a prostaglandin analog indicated for the reduction of intraocular pressure (IOP) in patients with open-angle glaucoma (OAG) or ocular hypertension (OHT)



Unique Drug Formulation

75 mcg of a novel, **proprietary, preservative-free travoprost formulation; ~25,000x more concentrated** than leading PGA medications (0.004% in Travatan Z)

Novel Membrane

Nanoporous, ethylene-vinyl acetate (EVA) membrane designed for **continuous drug elution**



Insertion System

Precision-engineered to facilitate straightforward implantation



Fixed and Stable

Securely anchored into scleral tissue for drug elution directly into the anterior chamber

© 2024 Glaukos Corporation 5

iDose TR: Addresses Important Clinical Needs

GLAUKOS
TRANSFORMING VISION

High rates of non-compliance and non-adherence to topical medications contribute to disease progression

Topical medications are the dominant treatment plan for the roughly 18M US eyes[1] affected by glaucoma and ocular hypertension

Research[2] shows that

>90% *of patients are non-compliant with medication use*

& **~50%** *purposely discontinue their medication(s) within 6 months*





Complex dosing regimens, instillation difficulties and chronic side effects associated with topical meds undermine patient compliance and quality of life

- *Hyperemia*
- *Periorbital fat atrophy*
- *Ocular surface disease*
- *Hyperchromia*

[1] Based on company analysis of Market Scope, Medicare Claims and IMS Health Compliance data. [2] Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606

© 2024 Glaukos Corporation 6

iDose TR: Phase 3 Data Validates Game-Changing Potential IOP Reductions from Baseline (mmHg) 8.5 6.6 7.7 6.5 6.7 8.4 6.8 7.2 Timolol 0.5% BID iDose TR In 2 pivotal trials (1,150 subjects randomized across both trials), iDose TR achieved pre-specified primary efficacy endpoints as agreed upon with US FDA (non-inferiority to topical timolol through 3 months) Statistically significant superior IOP-lowering vs pre-study PGAs in sub-group analysis of combined Phase 3 trials IOP VALUES ON PRE-STUDY PGAs, AFTER PGA WASHOUT AND AT 3 MONTHS OF iDOSE TR IOP (mmHg) 10 12 14 16 18 20 22 24 Pre-Study PGA After Washout (Remove pre-study PGA) 18.0 mmHg 16.7 mmHg 23.8 mmHg Pre-study PGAs: -5.8 mmHg In-Study iDose TR: -7.1 mmHg (Δ 1.3 mmHg vs pre-study PGAs, p = 0.0003) • 125 subjects across both Phase 3 trials were on single PGA IOP-lowering med at screening • After 4-week washout, IOP rose to 23.8 mmHg, showing pre-study PGA efficacy of -5.8 mmHg • After iDose TR administration, IOP decreased to 16.7 mmHg at 3 months, showing iDose TR in-study efficacy of -7.1 mmHg • iDose TR demonstrated 1.3 mmHg statistically significant superior IOP-lowering vs pre-study PGAs (p = 0.0003) Month 3 IOP REDUCTIONS FROM BASELINE OBSERVED DURING FIRST 3 MONTHS1 © 2024 Glaukos Corporation 7 1 mmHg range represents IOP reduction means across the 6 US FDA pre-specified timepoints of 8AM and 10AM at Day 10, Week 6 and Month 3

iDose TR: Phase 3 & Phase 2b Data Confirms Long Duration AT 12 MONTHS AT 24 MONTHS AT 36 MONTHS PH 3 93% PH 2B 92% 72% 69% of iDose TR subjects in the Phase 3 trials were completely 81% free of IOP-lowering topical medications at 12 months % OF iDOSE TR SUBJECTS WELL-CONTROLLED1 ON THE SAME OR FEWER IOP-LOWERING TOPICAL MEDICATIONS % PATIENTS WELL CONTROLLED1 ON THE SAME OR FEWER TOPICAL IOP-LOWERING MEDS IN PHASE 2B TRIAL AT 3 YEARS 69% 45% Timolol 0.5% BID © 2024 Glaukos Corporation 8 1 Well-controlled patients were prospectively defined in the clinical study protocol as those with IOP ≤ 18 mmHg in the Phase 2B trial. In the Phase 3 trials, they were defined as those with IOP ≤ 22 mmHg, or > 22 and ≤ 25 mmHg with a reduction of ≥ 20% from baseline. Patients above these values were treated with the addition of a topical IOP-lowering medication

iDose TR shown to deliver therapeutically relevant and durable drug concentrations through 24 months iDose TR: Pharmacokinetic Clinical Study Results Open label, single-center study to determine in-patient drug elution rate and aqueous humor (AH) exposure to travoprost free acid (TFA) 210 iDose TR patients were followed for 3-24 months At pre-determined timepoints, iDose TR was removed and analyzed for remaining levels of travoprost in the implants. AH was collected and analyzed for TFA concentrations 5.0 3.7 5.6 2.0 2.2 3.8 3.3 3 Months 6 Months 12 Months 15 Months 18 Months 21 Months 24 Months ng/mL MEAN TFA CONCENTRATIONS Mean TFA levels were above CMAX concentration of TFA (1.78 ng/mL) determined after the dosing of topical travoprost; levels were also above efficacious TFA level (95 pg/mL) estimated after intracameral implant dosing of travoprost 79% 70% 50% 39% 35% 28% 16% 3 Months 6 Months 12 Months 15 Months 18 Months 21 Months 24 Months AVG AMOUNT OF TRAVOPROST REMAINING FOLLOWING EXPLANTATION % Of Travoprost At 24 months, iDose TR implants still contained 16% of the travoprost drug product Data abstract accepted for presentation at ARVO 2024 Annual Meeting © 2024 Glaukos Corporation 9

iDose TR: Phase 3 & Phase 2b Results Show Excellent Safety

GLAUKOS
TRANSFORMING VISION

PHASE 3 AND PHASE 2B SAFETY DATA

iDose TR

	Ph 3 Trials 1 Year	Ph 2b Trial 3 Years	Topical PGAs
No adverse events of periorbital fat atrophy	✓	✓	*Up to 70% incidence*
Very low conjunctival hyperemia	✓	✓	*30%-50% incidence*
No adverse events of corneal endothelial cell loss	✓	✓	
Very low or no incidence of iris color change	✓	✓	*~20% incidence*

FDA APPROVAL: PRESCRIBING SAFETY INFORMATION

In controlled studies, the most common ocular adverse reactions in 2% to 6% of patients were increases in intraocular pressure, iritis, dry eye, and visual field defects.

© 2024 Glaukos Corporation 10

iDose TR: Major Addition to Interventional Glaucoma Arsenal

GLAUKOS
TRANSFORMING VISION

iStent infinite

Up to 240° of powerful outflow coverage **for patients who failed prior medical and surgical therapy**



iDose TR

Designed to provide 24/7 long-duration sustained release of travoprost directly into the anterior chamber; **for full range of disease progression**



GLAUCOMA THERAPY

OCULAR HYPERTENSION → MILD → MODERATE → ADVANCED → REFRACTORY

COMBO-CATARACT ONLY

iStent inject W

Creates 2 pathways for fluid outflow; wider flange enhances ease of use and visibility



Glaukos is uniquely positioned to lead development of the Interventional Glaucoma opportunity

© 2024 Glaukos Corporation 11

iDose TR: Launch Strategy to Follow Proven Glaukos Playbook

GLAUKOS
TRANSFORMING VISION

iStent

iStent infinite

iDose TR

REVOLUTIONIZING
GLAUCOMA THERAPY

2012-Today: Glaukos pioneers combo-cataract MIGS treatment class, establishing new standard of glaucoma care

Annual US opportunity:
~500K eyes[1]

2023+: Glaukos launches first-ever micro-invasive implantable device for standalone glaucoma treatment, introducing Interventional Glaucoma

Annual US opportunity :
200K+ eyes[1]
(current indication)

2024+: Glaukos introduces the next major advancement in patient-focused Interventional Glaucoma care via execution of our proven strategy for improving treatment paradigms and building durable ophthalmic markets

Annual US opportunity: **1M+ eyes**[1]

[1] *Company estimates for annual opportunity; based on Glaukos algorithm of physician preference and utilization; iDose TR estimate assumes up to 3-year therapy duration*

© 2024 Glaukos Corporation
12

iDose TR: Commercial Launch Strategy

GLAUKOS
TRANSFORMING VISION

Q4 2023

- Commercial production underway at state-of-the-art nano-manufacturing facility
- Robust body of peer-reviewed clinical evidence builds with first publication of 12+ planned journal articles
- WAC pricing established, positioning iDose TR among the most cost-effective procedural pharmaceuticals in ophthalmology[1]
- Permanent J-Code application submitted

Q1 2024

- Methodical, controlled launch commences
- Surgeon training begins, focused on glaucoma specialists
- Establishment of Cat III CPT code (0660T) for facility (APC 5492 classification) effective 4/1

Q2 2024

- Permanent J-code (J7355) effective 7/1
- Establishment of Cat III CPT code (0660T) for pro fees (MAC by MAC)

Q3 2024

Q4 2024

- Accelerate marketing investments as universe of trained surgeons expands and market access is established

2025

Thorough surgeon training and timely market access are keys to successful execution in 2024

[1] *When annualized based on its design to deliver up to 3 years of drug therapy; Berdahl, JP et al, Efficacy and Safety of the Travoprost Intraocular Implant in Reducing Topical IOP-Lowering Medication Burden in Patients with Open-Angle Glaucoma or Ocular Hypertension, Drugs December 2023; https://pubmed.ncbi.nlm.nih.gov/38060092*

© 2024 Glaukos Corporation 13

iDose TR: Commercial Launch Strategy Initially positioned for patients who can most benefit from this unique therapy: ✓ Non-compliant glaucoma patients ✓ Glaucoma patients who are intolerant to topical glaucoma drops ✓ Glaucoma patients with underlying co-morbidities (e.g., dry eye) ✓ Glaucoma patients who have physical limitations that impede their ability to utilize eye drops ✓ Glaucoma patients who are seeking to reduce drug burden and/or have experienced decreased quality-of-life related to topical drug use Leverage large, well-established US glaucoma commercial organization Regional business and ~70 academic managers Total US glaucoma 100+ commercial personnel © 2024 Glaukos Corporation 14

iDose TR: Enabling Patient Access is Critical REIMBURSEMENT LIAISON • Patient Counseling • Benefit Verification • Denials and Appeals • BV Portal • Billing and Coding Support • Policy Reviews CO-PAY ASSISTANCE PROGRAM SPECIALTY PHARMACY BILLING & CODING SUPPORT © 2024 Glaukos Corporation 15

iDose TR Exemplifies the Power of our Novel Platforms

GLAUKOS
TRANSFORMING VISION

Five distinct technology platforms capable of generating multiple new dropless therapies designed to disrupt conventional treatment paradigms

$600M+

invested in R&D since 2018

14 *Disclosed pipeline programs in 2024 vs. 4 in 2015*



Ocular Hypertension and Open-Angle Glaucoma
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
Keratoconus
iLution
Eyelid Delivery
Dry Eye
Glaucoma
Presbyopia
Blepharitis
Retina XR
Bio-Erodible IVT
AMD
DME
RVO

© 2024 Glaukos Corporation 16

Key Pipeline Milestone Targets for 2024

GLAUKOS
TRANSFORMING VISION

PROGRAM	PATIENT	CLINICAL BENEFIT	2024 MILESTONE TARGET
GLAUCOMA			
iStent infinite	Mild-to-Moderate Glaucoma	MIGS therapy	***Advance enrollment in PMA pivotal trial***
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	Ab-externo device for late-stage glaucoma	***Commence US IDE trial in 2024***
iDose TREX	OHT-Glaucoma	Increased drug payload designed to extend duration-of-effect	***Commence Phase 3 trial by end of 2024***
iLution Travoprost (GLK-311)	OHT-Glaucoma	Transdermal drug delivery; potential for improved compliance vs topical drops	***Complete Phase 2a trial***
CORNEA			
Epioxa (Epi-on)	Keratoconus	Reduced treatment time and complexity for improved patient comfort and recovery	***Submit NDA by end of 2024***
iLink 3rd Generation	Keratoconus	Customized treatment algorithms and laser-based UV light source	***Fully enroll Phase 2 trials***
RETINA			
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Biodegradable, sustained-release implant; potential to reduce treatment burdens vs conventional therapies	***Fully enroll first-in-human clinical development program***

iStent
Micro-Scale
Retina XR
Bio-Erodible IVT

© 2024 Glaukos Corporation 17

One of the Most Formidable Pipelines in Ophthalmology

GLAUKOS
TRANSFORMING VISION



iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
Bio-Erodible IVT

Designed to disrupt treatment paradigms with dropless therapies that address important needs

PRODUCT	PATIENT	STATUS	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	FDA Approved (2012, 2018, 2020)	GLAUCOMA
iStent infinite	Glaucoma (failed on prior therapy)	FDA Cleared (2022)	GLAUCOMA
iStent infinite	Glaucoma (label expansion)	Active PMA Study	GLAUCOMA
PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS approved / US IDE open	GLAUCOMA
iDose TR	Ocular Hypertension - Glaucoma	FDA Approved (2023)	GLAUCOMA
iDose TREX	Ocular Hypertension - Glaucoma	Pre-Clinical	GLAUCOMA
iDose Next Generation	Ocular Hypertension - Glaucoma	Pre-Clinical	GLAUCOMA
iLution Travoprost (GLK-311)	Ocular Hypertension - Glaucoma	Phase 2	GLAUCOMA
Photrexa (Epi-off)	Keratoconus	FDA Approved (2016)	CORNEA
Epioxa (Epi-on)	Keratoconus	Phase 3	CORNEA
iLink 3rd Generation	Keratoconus	Phase 2	CORNEA
iVeena	Keratoconus	Phase 1	CORNEA
iLution Dry Eye (GLK-301)	Dry Eye	Phase 2	CORNEA
iLution Presbyopia (GLK-302)	Presbyopia	Phase 2	CORNEA
iLution Blepharitis	Demodex Blepharitis	Pre-Clinical	CORNEA
IVT Multi-Kinase Inhibitor (GLK-401)	AMD, DME, RVO	Phase 2	RETINA
IVT NCE Conjugate (GLK-411)	DME	Pre-Clinical	RETINA
Radius XR	Wearable Patient Engagement & Diagnostic System	FDA Cleared	OTHER
iAccess	Precision Goniotomy	FDA Cleared	OTHER
iPRIME	Viscodelivery	FDA Cleared	OTHER

© 2024 Glaukos Corporation 18

Solid Financial & Operational Footing to Support Growth Plans © 2024 Glaukos Corporation 19 NET SALES1 (in millions) 2022 2023 $315 $283 30%+ 10-year CAGR 49% 29% 22% SALES MIX (1Q 2024) US Glaucoma Corneal Health Int’l Glaucoma 1 FY2024: Net sales guidance as of 5/1/2024 2 1Q 2024 gross margin adjusted for certain Avedro merger-related accounting and other adjustments - see Appendix for details GROSS MARGIN2 (1Q 2024) GLOBAL INFRASTRUCTURE Countries with 17 direct operations HEALTHY BALANCE SHEET $279 Million Cash and equivalents as of 3/31/2024 SPECIALIZED MANUFACTURING 275 Global commercial personnel + Industry leader in micro-scale manufacturing with +20 years’ experience State-of-the-art facilities that meet regulatory, CMC and ISO 7 guidelines 83% $357-365 2024

2024: The Future is Now

GLAUKOS
TRANSFORMING VISION

Major 2023 accomplishments …

- **iDose TR approved**; completion of new manufacturing facilities with unblemished PAI; US commercial team readied for launch
- **Interventional Glaucoma (IG) introduced**, realizing Glaukos' founding promise to radically improve the conventional treatment paradigm with standalone therapies that slow progression and reduce drug burden
- **Solid global sales performance** from US Glaucoma, Int'l Glaucoma and Corneal Health franchises; continued efficient management of expenses and cash
- **Significant pipeline advances across all technology platforms**, including completion of iLution Dry Eye and Presbyopia Phase 2a trials, full enrollment of 2nd Epioxa Phase 3 trial and commencement of new trials for iStent infinite, iLution Travoprost and IVT Multi-Kinase Inhibitor

…position us for pivotal year in 2024!

- **Enable iStent infinite adoption** in standalone procedures for patients with advanced disease
- **Stellar execution of iDose TR launch** that follows familiar and systematic Glaukos playbook for building durable ophthalmic markets
- **Drive Interventional Glaucoma globally** as proactive approach to effectively manage disease progression and improve patients' qualify of life
- **Submit NDA for Epioxa to FDA by YE 2024 and advance pipeline programs** across glaucoma, corneal health and retinal disease

© 2024 Glaukos Corporation 20

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases.

© 2024 Glaukos Corporation 22

Appendix © 2024 Glaukos Corporation 23 1Q 2024 GAAP Amort. of Dev 1Q 2024 Non-GAAP Gross Margin Tech Intangibles Gross Margin Net Sales $ 85,622 $ 85,622 COGS $ 20,258 $ (5,523) $ 14,735 Gross Profit $ 65,364 $ 5,523 $ 70,887 Gross Margin 76% 83% GAAP to Non-GAAP Reconciliation - 1Q 2024